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                                                                   Exhibit 10.12

                              FIRST AMENDMENT TO

                         AECOM TECHNOLOGY CORPORATION

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN,
                            DATED OCTOBER  1, 1992


THIS AMENDMENT, by AECOM Technology Corporation, hereinafter sometimes referred to as the "Company," is made with reference to the following facts:

Effective October 1, 1992, AECOM Technology Corporation adopted the AECOM Technology Corporation Supplemental Executive Retirement Plan, Dated October 1, 1992 which reserves to the Board of Directors of AECOM Technology Corporation the right to amend said Plan (Section 4.1 thereof). The Company has executed this First Amendment for the purpose of amending said Plan in the manner hereinafter provided.

NOW, THEREFORE, the AECOM Technology Corporation Supplemental Executive Retirement PLAN, Dated October 1, 1992 is hereby amended as follows, effective July 1, 1998:

                                       I.

The first clause of Section 3.1 (b) is hereby amended as follows:

"(b) the sum of (1), (2), (3) and (4):"


                                      II.

Section 3.1 is hereby amended by adding the following new subsection (b)(4) herein:

"(4) the Participant's Management Supplemental Executive Retirement Plan Benefit, if any."

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                                      III.

The first clause of Section 3.3(b)(2)  is hereby amended as follows:

"(2)  The sum of (A), (B), (C) and (D):"


                                      IV.

Section 3.3 is hereby amended by adding a new subsection (b)(2)(D) as follows:

"(D) The Actuarial Equivalent of the annual benefit payable to the Participant under the Management Supplemental Executive Retirement Plan as a single life annuity commencing on his Early Retirement Date."


                                       V.

A new Section 3.8 is hereby added as follows:

3.8 Special Deferred Retirement Benefit
    -----------------------------------

"A special deferred retirement benefit shall be payable to Mr. Richard Bouchard as of December 31, 1998. The special deferred retirement benefit shall be calculated as provided under Section 3.1 of the Plan, but assuming:

(a) Credited Service for Mr. Bouchard through December 31, 1998

(b) final average compensation as of September 1, 1996.

(c) the ESOP offset credit for Mr. Bouchard will be determined as of age 60 and accumulated with interest to age 62.

The special deferred retirement benefit payable under this Section 3.8 shall be offset by any payment previously made made under this Plan.


                                      VI.

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Section 6.1 is hereby amended and new section 6.5 is added to read in its entirety as follows:

"Notwithstanding the foregoing, the Company may create and fund a "rabbi trust" (the "Trust") with respect to this Plan. The creation and funding of said Trust shall not create a security interest in the property of such Trust in favor of Participants or Beneficiaries or otherwise cause a funding of the Plan or Trust in any manner inconsistent with the preceding paragraph or Section 6.8. The amount of any contributions to such Trust shall be totally discretionary as determined by the Company. Any amount paid from such Trust to the Participant shall reduce the amount to be paid pursuant to this Plan by the Participating Employer. In the event the amounts paid from the Trust are insufficient to provide the full benefits payable to the Participant under this Plan, the Participating Employer shall pay the remainder of such benefit in accordance with the terms of this Plan. It is the intention of the Participating Employers that this Plan and Trust be considered unfunded for purposes of the Code and Title 1 of ERISA."

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IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the dates contained herein.

                                                    AECOM Technology Corporation



                                            By:    /s/ R. Keeffe Griffith
                                                   -----------------------------

                                            Title:    Vice President
                                                   -----------------------------

                                            Date:       9/21/98
                                                   -----------------------------

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